UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 11, 2000

                               Azul Holdings Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     000-14747               04-2751102
----------------------------         ------------         -------------------
(State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


4450 Arapahoe Avenue, Suite 100, Boulder, Colorado              80303
--------------------------------------------------            ----------
    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (303) 448-8833


                                 Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

         On December 11, 2000, Azul Holdings Inc. dismissed Richard A. Eisner & Company, LLP ("Eisner") as its independent accountants. That dismissal was approved by the Azul Holdings audit committee and board of directors.

         As previously reported in the Azul Holdings Current Report on Form 8-K dated February 28, 2000, Eisner was appointed as Azul Holdings' independent accountants on February 28, 2000. The independent auditors' report of Eisner dated May 12, 2000, except as to Note 17, the date of which is July 11, 2000, on the Azul Holdings consolidated financial statements for the fiscal year ended March 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report included an explanatory paragraph stating that "the Company has sustained recurring losses from operations, has a working capital deficiency and a stockholders' deficit, and is in default on interest payments on its 6% Convertible Subordinated Debentures, 15% Promissory Notes, and its 4% Promissory Notes. These uncertainties raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         From the date of Eisner's appointment as Azul Holdings' independent accountants through their dismissal on December 11, 2000, there were no disagreements between Azul Holdings and Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Eisner would have caused them to make reference to the subject matter thereof in connection with their independent auditors' report.

         The letter of Eisner to the SEC concerning its agreement with the statements about them in this report is furnished as Exhibit 16.1 to this report.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The following exhibit is furnished as part of this report:

         Exhibit No.                     Description
         ----------                    ----------------
         16.1 Letter from Richard A. Eisner & Company, LLP to the Securities and Exchange Commission dated December 18, 2000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 18, 2000                    AZUL HOLDINGS INC.


                                            By: /s/ Edward S. Whitman
                                                --------------------------------
                                                Edward S. Wittman
                                                Vice President, Chief Financial
                                                Officer, Treasurer and Secretary